                                                                   EXHIBIT 99.01


                  [LETTERHEAD OF FIRST USA BANK APPEARS HERE]


                    MONTHLY  CERTIFICATEHOLDERS'  STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1992-1
                _______________________________________________

                Monthly Period:                08/01/96 to
                                               08/31/96
                Distribution Date:             09/16/96
                Transfer Date:                 09/13/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") and supplemented as of September 1, 1992 (the "Series 1992-1 Supplement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee"), the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date referenced above and with respect to the performance of the Trust during the Collection Period referenced above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1992-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Monthly Distribution.
     -------------------------------------------------------


     1. The total amount of the distribution to Certificateholders per $1,000 original certificate principal amount

                                    Class A                        $84.05555659
                                    Class B                         $4.83333333


     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal
          amount                    Class A                         $0.72222218
                                    Class B                         $4.83333333
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1992-1
Page 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                    Class A                        $83.33333442
                                    Class B                         $0.00000000


B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.   Collection of Principal Receivables.
          ------------------------------------

          The aggregate amount of Collections of Principal
          Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                    Class A                      $31,974,835.79
                                    Class B                       $4,353,050.59
                                                             -------------------
                                    Total                        $36,327,886.38
                                                             ===================

     2.   Collection of Finance Charge Receivables.
          -----------------------------------------
          The aggregate amount of Collections of Finance Charge
          Receivables processed during the Collection Period which were allocated in respect of the Certificates

                                    Class A                         $745,783.10
                                    Class B                         $610,186.22
                                                             -------------------
                                    Total                         $1,355,969.32
                                                             ===================

     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)  The aggregate amount of Principal Receivables
               in the Trust as of the last day of the
               Collection Period                             $16,965,492,542.30




          (b)  Invested Amount as of the last day
               of the Collection Period

                                    Class A                      $25,666,663.00
                                    Class B                       42,000,000.00
                                                             -------------------
                                    Total                        $67,666,663.00
                                                             ===================
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MONTHLY CERTIFICATEHOLDERS'  STATEMENT                       Series 1992-1
Page 3

          (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above


                                    Class A                              0.151%
                                    Class B                              0.248%
                                                             -------------------
                                    Total                                0.399%

          (d)  During the Amortization Period: The Invested
               Amount as of September 30, 1995 (the last day of the
               Revolving Period)
                                    Class A                     $308,000,000.00
                                    Class B                       42,000,000.00
                                                             -------------------
                                    Total                       $350,000,000.00

          (c)  The Fixed/Floating Allocation Percentage: The
               Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above

                                    Class A                              1.815%
                                    Class B                              0.248%
                                                             -------------------
                                    Total                                2.063%

     4.   Delinquent Balances.

          The aggregate amount of outstanding balances            Aggregate
          in the Accounts which were delinquent as of              Account
          the end on the last day of the Collection                Balance
          Period                                             -------------------

          (a)  35 - 64 days                                      312,272,525.64
          (b)  65 - 94 days                                      170,748,276.22
          (c)  95 - 124 days                                     142,430,236.99
          (d)  125 - 154 days                                    110,281,956.57
          (e)  155 or more days                                  169,493,771.96
                                                             -------------------
                                    Total                       $905,226,767.38
                                                             ===================

      5. Monthly Investor Default Amount.
         --------------------------------

         (a)  The aggregate amount of all defaulted Principal
              Receivables written off as uncollectible during the Collection Period allocable to the Invested Amount
              (the "Monthly Investor Default  Amount")

                                    Class A                         $210,752.10
                                    Class B                          172,433.54
                                                             -------------------
                                    Total                           $383,185.64
                                                             ===================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1992-1
Page 4

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A and Class B
               Investor Charge-Offs during the Collection
               Period

                                    Class A                               $0.00
                                    Class B                                0.00
                                                             -------------------
                                    Total                                 $0.00
                                                             ===================

          (b)  The amounts set forth in paragraph 6(a)
               above, per $1,000 original certificate
               principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                                             -------------------
                                    Total                                 $0.00
                                                             ===================

          (c)  The aggregate amount of Class A and Class B
               Investor Charge-Offs reimbursed during the
               Collection Period

                                    Class A                               $0.00
                                    Class B                                0.00
                                                             -------------------
                                    Total                                 $0.00
                                                             ===================

          (d) The amounts set forth in paragraph 6(c) above, per $1,000 original certificate principal amount (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                    Class A                               $0.00
                                    Class B                                0.00
                                                             -------------------
                                    Total                                 $0.00
                                                             ===================
     7.   Investor Servicing Fee.
          ----------------------

          The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Collection Period

                                    Class A                          $85,555.55
                                    Class B                           70,000.00
                                                             -------------------
                                    Total                           $155,555.55

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated Principal Collections
          applied in respect of Interest Shortfalls, Servicer
          Fees or Class A Investor Default Amounts for the
          prior month.                                                    $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1992-1
Page 5


     9.   Withdrawals from Cash Collateral Account
          ----------------------------------------

          The amount to be withdrawn from Cash Collateral
          Account on the related Distribution date.                       $0.00




     10.  Cash Collateral Amount.
          ----------------------

          The Available Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                    Total                        $25,242,182.72


          The Required Cash Collateral Amount as of the close of business on the related Distribution Date after giving effect to withdrawals, deposits and payments to be made with respect to the Collection Period

                                    Total                        $28,000,000.00


     11.  Funds on Deposit in Cash Collateral Account
          -------------------------------------------

          The aggregate amount of funds on deposit in the
          Cash Collateral Account pursuant to Section 2.11
          (a)(vii) of the Amended Loan Agreement on such
          Distribution Date                                       $4,242,182.72


     12.  Series 1992-1 Guaranty Amount
          -----------------------------

          (a)  The Available Series 1992-1 Guaranty Amount
               on such Distribution Date                         $10,500,000.00

          (b)  The Required Series 1992-1 Guaranty Amount
               on such Distribution Date                         $10,500,000.00


     13.  The Available Series 1992-1 Loan Amount
          ---------------------------------------

          The Available Series 1992-1 Loan Amount
          on such Distribution Date                              $10,500,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1992-1
Page 6


     14.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest (taking into account the reduction in the Invested Amount to take place on the related Distribution Date for the Series 1992-1 Certificates) on the last day of the Collection Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor.

                                    Class A                          0.08333332
                                    Class B                          1.00000000
                                                             -------------------
                                    Total (weighted avg.)            0.19333332


     15.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly Period             12.51%


     16.  The Base Rate
          -------------

          The Base Rate for the related Monthly period                    7.47%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page



                                FIRST USA BANK
                                as Servicer


                                By:  /s/ W. Todd Peterson
                                     ---------------------------------------
                                     W. Todd Peterson
                                     Vice President